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                                                                   EXHIBIT 10.16

                                                      Draft of December 15, 2005


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                                   AVETA INC.
                            2005 STOCK INCENTIVE PLAN



                  THIS AGREEMENT ("Agreement"), dated as of [_______ __, 200_] by and between Aveta Inc. (the "Company") and [_________] (the "Participant").

                              PRELIMINARY STATEMENT

                  The Board of Directors of the Company (the "Board") or a Committee appointed by the Board (the "Committee"), to administer the Aveta Inc. 2005 Stock Incentive Plan (the "Plan"), has authorized this grant of a non-qualified stock option (the "Option") on ___________, 20__ (the "Grant Date") to purchase the number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") set forth below to the Participant, as an Eligible Employee of the Company or an Affiliate (collectively, the Company or the "Employer"). Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

                  Accordingly, the parties hereto agree as follows:

                  1. TAX MATTERS. No part of the Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. GRANT OF OPTION. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted an Option to purchase from the Company [______] shares of Common Stock, at a price per share of $[____] (the "Option Price"), which may not be less than Fair Market Value on the Grant Date. Notwithstanding anything herein, the Participant hereby acknowledges and agrees that the Options granted pursuant to this Agreement are subject to, and conditioned upon, stockholder approval of the Plan, and the Participant further agrees that if such approval is not obtained this Agreement shall be null and void ab initio.

                  3. VESTING AND EXERCISE. (a) Except as set forth below, the Option shall become exercisable as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a number of shares of Common Stock as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with
Section 6.3 of the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Option Price multiplied by the number of shares of Common Stock so exercised. Upon expiration of the



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Option, the Option shall be canceled and no longer exercisable. The following table indicates each date upon which the Participant shall be entitled to exercise the Option with respect to the number of shares of Common Stock indicated beside that date provided that the Participant has not had a Termination any time prior to the applicable vesting date:(1)

VESTING DATE                                               NUMBER OF SHARES
------------                                               ----------------
[FIRST ANNIVERSARY OF GRANT DATE]                                [25]%
[SECOND ANNIVERSARY OF GRANT DATE]                               [25]%
[THIRD ANNIVERSARY OF GRANT DATE]                                [25]%
[FOURTH ANNIVERSARY OF GRANT DATE]                               [25]%

                  (b) There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date; provided that no Termination has occurred prior to such date.

                  4. OPTION TERM. The term of each Option shall be 10 years after the Grant Date, subject to earlier termination in the event of the Participant's Termination of Employment as specified in Section 5 below.

                  5. TERMINATION. Subject to Section 4 above and the terms of the Plan, the Option, to the extent vested at the time of the Participant's Termination, shall remain exercisable as provided in Section 6.3 of the Plan.(2) Any portion of the Option that is not vested as of the date of the Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

                  6. RESTRICTION ON TRANSFER OF OPTION. No part of the Option shall be subject to Transfer other than by will or by the laws of descent and distribution and during the lifetime of the Participant, may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (except as provided by law or herein), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to Transfer the Option or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

                  7. SECURITIES REPRESENTATIONS. Upon the exercise of the Option prior to the registration pursuant to the Securities Act of the Common Stock subject to the Option, the Participant will be deemed to acknowledge and make the following representations and warranties and any issuances of Common Stock by the Company shall be made in reliance upon the following express representations and warranties of the Participant:


----------

(1) This vesting schedule is optional and reflects a suggested schedule only. It may be revised as appropriate.

(2) The Committee has the discretion to vary the Plan's default provisions concerning post-termination exercise periods.


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                  (a) shares of the Common Stock are being acquired for the
Participant's own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of such shares of Common Stock;

                  (b) the Participant has been advised that the shares of Common Stock have not been registered under the Securities Act on the ground that no distribution or public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being issued and sold in reliance on the exemption provided under Rule 701 under the Securities Act), and in this connection the Company is relying in part on the Participant's representations set forth in this Section;

                  (c) in the event that the Participant is permitted to Transfer or otherwise dispose of the shares of Common Stock, the Participant may only do so pursuant to a registration statement under the Securities Act and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate the provisions of Rule 144 under the Securities Act. A stop-transfer order will be placed on the books of the Company respecting the certificates evidencing the shares of Common Stock, and such certificates shall bear any required legends, until such time as the shares of Common Stock evidenced by such certificates shall have been registered under the Securities Act or shall have been Transferred in accordance with an opinion of counsel for the Company that such registration is not required;

                  (d) the Transfer of the shares of Common Stock have not been registered under the Securities Act, and the shares of Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available and the Company is under no obligation to register the shares of Common Stock; and

                  (e) the Participant understands that the shares of Common Stock acquired upon exercise of the Option are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the shares of Common Stock may be made only in limited amounts in accordance with such terms and conditions.

                  8. RIGHTS AS A STOCKHOLDER. The Participant shall have no rights as a stockholder with respect to any shares covered by the Option unless and until the Participant has become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

                  9. PROVISIONS OF PLAN CONTROL. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by



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reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

                  10. NOTICES. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

                  If to the Company, to:

                  Aveta Inc.
                  411 Hackensack Avenue
                  Hackensack, New Jersey 07601
                  Attention: [GENERAL COUNSEL]

                  If to the Participant, to the address on file with the Company.

                  11. NO OBLIGATION TO CONTINUE EMPLOYMENT. This Agreement is not an agreement of employment. This Agreement does not guarantee that the Company or its Affiliates will employ or retain, or to continue to, employ or retain the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which any Option is outstanding, nor does it modify in any respect the Company or its Affiliate's right to terminate or modify the Participant's employment or compensation.



                         [Remainder of Page Left Blank]


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                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                    AVETA INC.


                                    By:
                                       ----------------------------------------
                                       Authorized Officer



PARTICIPANT



----------------------------------
[Name]





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